No.---------                                                    $---------

                     METALCLAD CORPORATION

        10% Convertible Subordinated Debenture Due 2002

      Metalclad Corporation, a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), for value received, hereby promises to pay to______________________________________,
 ________________________________________________or registered assigns, the principal sum of ___________________________________ ($________) at the
 executive office of the Company in the City of Newport Beach, California on ______________, 2002, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semi-annually on June 30 and December 31 of each year, beginning on December 31, 1999, until this debenture (the "Debenture" or "Debentures") is paid in full, on said principal sum at said office in like coin or currency, at the rate of 10% per annum, all as more specifically provided in this Debenture. This Debenture is one of a duly authorized issue of Debentures of the Company designated as its 10% Convertible Subordinated Debentures Due 2002 and limited in aggregate principal amount to $5,000,000. The Debentures are convertible into shares of common stock of the Company (the "Conversion Shares") at the option of the holder at any time 15 days prior to maturity, unless previously redeemed, at the rate of $2.50 per share. Six months after issuance, the Debentures are convertible at 75% of the current market price, or $2.50, whichever is lower.

                         ARTICLE ONE.

                         Definitions.

      Section 1.01. Definitions. The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Debenture shall have the respective meanings specified in this Section 1.01.

      Board of Directors: The term "Board of Directors" shall mean the Board of Directors of the Company or the Executive Committee of such Board.

       Business Day: The term "business day" shall mean a day which in the City of Newport Beach, California is neither a legal holiday nor a day on which banking institutions are authorized by law to close.

      Common Stock: The term "Common Stock" shall mean all shares now or hereafter authorized of the class of Common Stock, par value $.10 per share, of the Company presently authorized and stock of any other class into which such shares may hereafter have been changed.

       Company: The term "Company" shall mean Metalclad Corporation, a Delaware corporation, and, unless the context otherwise requires, shall be deemed to mean and include Metalclad Insulation Corporation, a California corporation, ("MIC"), Metalclad Environmental Contractors, a California corporation, ("MEC"), and ECO-Metalclad, Inc., a Utah corporation ("EMI"), all of which are wholly owned by Metalclad Corporation. Unless specifically stated to the contrary herein, all references to the Company and all representations, warranties and covenants of the Company shall be deemed to include and apply with equal force and effect to MIC, MEC, and EMI and, subject to the provisions of Article Eleven, shall include any successors and assigns of either the Company, MIC, MEC, and EMI.

      Debenture or Debentures; Outstanding: The terms "Debenture" or "Debentures" shall mean any Debenture or Debentures, as the case may be, limited in aggregate principal amount to a maximum of $5,000,000. The term "Outstanding", when used with reference to Debentures, shall mean, as of any particular time, all Debentures except:

           (a) Debentures theretofore canceled or delivered to the Company for cancellation;

           (b) Debentures, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been set aside and segregated in trust by the Company, provided that if such Debentures are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as in Article Three provided;

           (c) Debentures in lieu of or in substitution for which other Debentures shall have been authenticated and delivered or which shall have been paid pursuant to the terms of Section 2.04, unless proof satisfactory to the Company is presented that any of such Debentures are held by persons in whose hands any of such Debentures are valid, binding, and legal obligations of the Company; and

            (d) Debentures converted into Common Stock pursuant to Article Eleven.

       Debentureholder:  The terms "Debentureholder", "holder of
 Debentures", or other similar terms, shall mean any person in whose name at the time a particular Debenture is registered on the Debenture register kept for that purpose in accordance with the terms hereof.

       Event of Default: The term "Event of Default" shall mean any event specified in Section 6.01, continued for the period of time, if any, and after the giving of the notice, if any, therein designated.

       Officers' Certificate: The term "Officers' Certificate" shall mean a certificate signed by the Chairman of the Board, the President, or any Vice President and by the Treasurer, any Assistant Treasurer, the Controller, any Assistant Controller, the Secretary, or any Assistant Secretary of the Company. Each such certificate shall include the statements provided for in Section 6.05 if and to the extent required by the provisions of such Section.

       Record Date: The term "Record Date" as used in Section 2.02 with respect to any regular interest payment date shall mean the last day of the calendar month preceding such interest payment date.

       Redemption Date: The term "Redemption Date", when used with respect to any Debenture to be redeemed, shall mean the date fixed for such redemption by or pursuant to this Debenture.

       Redemption Price: The term "Redemption Price", when used with respect to any Debenture to be redeemed, shall mean the price at which it is to be redeemed pursuant to this Debenture.

       Senior Indebtedness: The term "Senior Indebtedness" of the Company and its Subsidiaries shall mean (i) the principal of and accrued and unpaid interest (whether or not accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company) on all indebtedness of the Company and its Subsidiaries, whether outstanding on the date of issuance of this Debenture or thereafter created, incurred, or assumed, for money borrowed from one or more banks, insurance companies, financial institutions, or other persons which regularly engage in lending money, unless such indebtedness shall, in the instrument creating the same, be specifically designated as not being senior in right of payment to the Debentures; and (ii) any modifications, renewals, extensions, deferrals, and refundings of any such indebtedness, liabilities, or obligations; provided, however, that Senior Indebtedness shall not be deemed to include any obligation of the Company or any Subsidiary in connection with extensions of credit by trade creditors and suppliers.

      Subsidiary: The term "Subsidiary" shall mean MIC, MEC, EMI, and any corporation of which the Company, or the Company and one or more Subsidiaries, or any one or more Subsidiaries, directly or indirectly own voting securities sufficient to entitle the holders thereof to elect a majority of the directors, either at all times or so long as there is no default or contingency which permits the holders of any other class or classes of securities to vote for the election of one or more directors.

                         ARTICLE TWO.

          Issue, Description, Execution, Registration and Exchange of Debentures.

      Section 2.01. Designation, Amount, and Issue of Debentures. The Debentures shall be designated as hereinabove set forth. Debentures offered in the maximum aggregate principal amount of $5,000,000, may from time to time be executed and delivered by the Company in exchange for the payment to the Company of the aggregate principal amount thereof. Nothing herein shall limit the amount of other debentures the Company may issue or debt the Company may incur.


      Section 2.02. Date and Denomination of Debentures; Payment of Interest. The Debentures shall be issuable Debentures registered with the Company without coupons in the minimum denomination of $25,000 and any integral multiple of $1,000 in excess of the minimum investment of $25,000, and shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plan as the officers of the Company executing the same may determine. The Company may, in its sole discretion, elect to accept less than $25,000 as the minimum denomination of Debentures issuable.

      Each Debenture shall be dated the date of its issuance and, except as otherwise provided in this Section 2.02, shall bear interest, payable semi-annually on June 30 and December 31 of each year, from the date of such Debenture until payment of the principal sum of such Debenture has been made or duly provided for. Interest shall be computed on the basis of a 360-day year of twelve 30-day months. The first interest payment date shall be December 31, 1999.

      The person in whose name a Debenture (or any Debenture evidencing the same debt) was registered at the close of business on any Record Date with respect to any interest payment date shall be entitled to receive the interest payable, accrued through the Record Date, on such interest payment date notwithstanding the cancellation of such Debenture upon any registration of transfer or exchange subsequent to the Record Date and prior to such interest payment date; provided, however, that if and to the extent the Company shall default in the payment of the interest due on such interest payment date, such defaulted interest shall be paid to the persons in whose names outstanding Debentures are registered at the close of business on a subsequent Record Date established by notice given by mail by or on behalf of the Company to the holders of Debentures not less than 15 days preceding such subsequent Record Date, such Record Date to be not less than ten days preceding the date of payment of such defaulted interest.
      In the case of any Debenture which is converted after any Record Date and on or prior to the next succeeding interest payment date, interest whose stated maturity is on such interest payment date shall be payable on such interest payment date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the person in whose name that Debenture is registered at the close of business on such Record Date.

      The Company may, in its sole discretion, elect to add accrued interest to the principal amount of the Debenture in lieu of payment of accrued interest in cash for interest due on any Record Date prior to maturity. The Company may, in its sole discretion, elect to pay interest in shares of Common Stock of the Company at a rate equal to the 30-day average closing price of the Company's Common Stock as quoted on the Nasdaq Small Cap Market.

      Section 2.03. Exchange and Registration of Transfer of Debentures. Debentures may be exchanged for a like aggregate principal amount of Debentures of other authorized denominations. Debentures to be exchanged shall be surrendered at the executive office of the Company, and the Company shall execute, register, and deliver in exchange therefor the Debenture or Debentures which the Debentureholder making the exchange shall be entitled to receive.

      The Company shall keep a Debenture register in which, subject to such reasonable regulations as it may prescribe, the Company shall register Debentures and shall register the transfer of Debentures as in this Article Two. Such register shall be in written form or in any other form capable of being converted into written form within a reasonable time. Upon due presentment for registration of transfer of any Debenture, the Company shall execute, register, and deliver in the name of the transferee or transferees a new Debenture or Debentures for an equal aggregate principal amount.

      All Debentures presented for registration of transfer shall be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company duly executed by, the holder or his attorney duly authorized in writing.

      No service charge shall be made for any exchange or registration of transfer of Debentures, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

      The Company shall not be required to exchange or register a transfer of (a) any Debentures for a period of 15 days next preceding any selection of Debentures to be redeemed, or (b) any Debentures selected, called or being called for redemption except, in the case of any Debentures to be redeemed in part, the portion thereof not so to be redeemed.

      Section 2.04. Mutilated, Destroyed, Lost, or Stolen Debentures. In case any temporary or definitive Debenture shall become mutilated or be destroyed, lost, or stolen, the Company in its discretion may execute, register, and deliver a new Debenture, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Debenture, or in lieu of and in substitution for the Debenture so destroyed, lost, or stolen. In every case the applicant for a substituted Debenture shall furnish to the Company such security or indemnity as may be required by the Company to save the Company harmless, and, in every case of destruction, loss, or theft, the applicant shall also furnish to the Company evidence to its satisfaction of the destruction, loss, or theft of such Debenture and of the ownership thereof.

      Upon the issuance of any substituted Debenture, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Debenture which has matured or is about to mature shall become mutilated or be destroyed, lost, or stolen, the Company may, but only with the consent of the holder thereof in the case of a Debenture as to which the right to convert provided in
 Section 11.01 shall not have terminated, instead of issuing a substitute Debenture, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Debenture) if the applicant for such payment shall furnish to the Company such security or indemnity as may be required by them to save the Company harmless and, in case of destruction, loss, or theft, evidence satisfactory to the Company of the destruction, loss, or theft of such Debenture and of the ownership thereof.

      Every substituted Debenture issued pursuant to the provisions of this
 Section 2.04 by virtue of the fact that any Debenture is destroyed, lost, or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost, or stolen Debenture shall be found at any time, equally and proportionately with any and all other Debentures executed and delivered by the Company. All Debentures shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost, or stolen Debentures and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

      Section 2.05. Cancellation of Debentures. All Debentures surrendered for the purpose of payment, redemption, exchange, registration of transfer, or conversion, shall, if surrendered to the Company, be promptly canceled by the Company, and no Debentures shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Debenture.

                        ARTICLE THREE.

                  Redemption of Debentures.

      Section 3.01. Right of Redemption. The Debentures may be redeemed prior to maturity without penalty at the option of the Company at any time after the average bid and ask price of the Company's Common Stock, as reported in the National Association of Securities Dealers Automated Quotations System, has exceeded $3.00 per share for 20 days within any 30-day period, subject to the right of the Debentureholder to convert the Debenture into shares of Common Stock as provided in Article Eleven, at a price which shall be 100% of the principal amount thereof, plus in each case interest accrued to, and not paid on or before, the date fixed for redemption of such Debentures:

      Section 3.02. Selection by Company of Debentures to Be Redeemed. In case of any redemption at the election of the Company of less than all of the Debentures, the Company shall, at least 30 days prior to the Redemption Date fixed by the Company, select the particular Debentures to be redeemed from the Outstanding Debentures not previously called for redemption, by such method as the Company shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $1,000 or any integral multiple thereof) of the principal amount of Debentures.

      If any Debenture selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Debenture so selected, the converted portion of such Debenture shall be deemed (so far as may be) to be the portion selected for redemption. Debentures which have been converted during a selection of Debentures to be redeemed shall be treated as Outstanding for the purpose of such selection.

      Section 3.03. Notice of Redemption. Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 90 days prior to the Redemption Date, to each holder of Debentures to be redeemed, at his address appearing in the Debenture register. All notices of redemption shall state:

           (a)  the Redemption Date;

           (b)  the Redemption Price;

           (c) if less than all the Outstanding Debentures are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Debentures to be redeemed;

           (d) that on the Redemption Date the Redemption Price will become due and payable upon each such Debenture to be redeemed and that interest thereon will cease to accrue on and after said date;

           (e) the Conversion Price, the date on which the right to convert the principal of the Debentures to be redeemed will terminate (which shall be on the 15th day prior to the Redemption Date) and the place or places where such Debentures may be surrendered for conversion; and
           (f) the place or places where such Debentures are to be surrendered for payment of the Redemption Price.

      Notice of redemption of Debentures to be redeemed at the election of the Company shall be given by the Company at the expense of the Company.

      Section 3.04. Deposit of Redemption Price. Prior to any Redemption Date, the Company shall deposit into a segregated account an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an interest payment date) accrued interest on, all the Debentures which are to be redeemed on that date other than any Debentures called for redemption on that date which have been converted prior to the date of such deposit.

      If any Debenture called for redemption is converted, any money deposited for the redemption of such Debenture shall (subject to any right of the holder of such Debenture to receive interest as provided in the last paragraph of Section 2.02) be discharged from such account.

      Section 3.05. Debentures Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Debentures so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Debentures shall cease to bear interest. Upon surrender of any such Debenture for redemption in accordance with said notice, such Debenture shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose stated maturity is on or prior to the Redemption Date shall be payable to the holders of such Debentures, registered as such at the close of business on the relevant record dates according to their terms and the provisions of Section 2.02.


      If any Debenture called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the rate borne by the Debenture.

      Section 3.06. Debentures Redeemed in Part. Any Debenture which is to be redeemed only in part shall be surrendered at the executive office of the Company (with, if the Company so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company duly executed by, the holder thereof or his attorney duly authorized in writing), and the Company shall execute, register, and deliver to the holder of such Debenture without service charge, a new Debenture or Debentures, of any authorized denomination as requested by such holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Debenture so surrendered.

                         ARTICLE FOUR.

             Particular Covenants of the Company.

           Section 4.01. Payment of Principal and Interest. The Company covenants and agrees that it will duly and punctually pay or cause to be paid the principal of and interest on each of the Debentures at the place, at the respective times and in the manner provided in the Debentures. The principal of and interest on the Debentures shall be payable at the executive office of the Company; provided, however, that interest may be payable, at the option of the Company, by check mailed to the address of the person entitled thereto as such address shall appear on the Debenture register.

      Section 4.02. Office for Transfer, Exchange, Conversion, Notices and Payments, Etc. Presentation and demand may be made and notice may be served in respect of the Debentures at the principal office of the Company.

     Section 4.03. No Interest Extension. In order to prevent any accumulation of claims for interest after maturity thereof, the Company will not directly or indirectly extend or consent to the extension of the time for the payment of any claim for interest on any of the Debentures and will not directly or indirectly be a party to or approve any such arrangement by the purchase or funding of said claims for interest or in any other matter. No claim for interest, the time of payment of which shall have been so extended or which shall have been so purchased or funded, shall be entitled in case of an Event of Default to the rights and remedies provided hereunder except after the prior payment in full of the principal of all the Debentures and claims for interest not so extended, purchased or funded; provided, however, that this Section 4.03 shall not apply in any case where an extension shall be made pursuant to a plan proposed by the Company to the holders of all the Debentures then outstanding.

      Section 4.04. Company as Paying Agent. The Company shall act as its own paying agent, and will, on or before each due date of the principal if any, or interest on the Debentures, set aside, segregate and hold in trust for the benefit of the holders of the Debentures a sum sufficient to pay such principal or interest so becoming due and will notify each holder of any of the Debentures of any failure to take such action and of any failure by the Company (or by any other obligor under the Debentures) to make any payment of the principal of or interest on the Debentures when the same shall become due and payable. Anything in this Section 4.04 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 4.04 is subject to the provisions of Article Twelve.

      Section 4.05. Corporate Existence. Subject to Article Nine, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

      Section 4.06. Dividends and Repurchase of Shares. Without the prior written consent of the holders of record of not less than 60% in principal amount of the Debentures then outstanding, the Company will not directly or indirectly, through any of its Subsidiaries or otherwise, pay or declare any dividends (other than dividends payable in capital stock of the Company) or apply any of its property or assets to the purchase, redemption or other retirement of, or set apart any sum for the payment of any dividends on, or for the purchase, redemption or retirement of, or make any distribution by reduction of capital or otherwise in respect of, or permit any Subsidiary or the Company to purchase any shares of, any class of the capital stock of the Company. However, the Company shall not be precluded from repurchasing any of its shares of Common Stock pursuant to an obligation to repurchase such shares from the proceeds of any life insurance policy on the life of an employee, officer or director of the Company.

      Section 4.07.  Maintenance of Registration of the Common Stock under
 Section 12(g) of the Exchange Act. The Company covenants and agrees that it will take all necessary steps and use its best efforts to cause the Common Stock to continue to be registered under Section 12(g) of the Securities Exchange Act of 1934, as amended, and to be approved for quotation on the Nasdaq SmallCap Market ("Nasdaq") until such time as it may be approved for listing on a national stock exchange.

                         ARTICLE FIVE.

      Debentureholders Lists and Reports by the Company.

      Section 5.01. Debentureholders Lists. The Company covenants and agrees that it will at all times maintain, or cause its transfer agent to maintain, a list of the names and addresses of the holders of Debentures, in as current a form as is reasonably practicable.

      Section 5.02. Reports by the Company. The Company covenants and agrees to mail to each registered holder of a Debenture, copies of the annual reports and other information as are furnished to shareholders of the Company from time to time.

                         ARTICLE SIX.

     Remedies of the Debentureholders on Event of Default.

      Section 6.01. Events of Default. In case one or more of the following Events of Default shall have occurred and be continuing:

           (a) default in the payment of any installment of interest upon any of the Debentures as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

           (b) default in the payment of the principal of any of the Debentures as and when the same shall become due and payable either at maturity, upon redemption, by declaration or otherwise; or

           (c) failure on the part of the Company to duly observe or perform any other of the covenants or agreements on the part of the Company contained in this Debenture for a period of 90 days after the date on which written notice of such failure, stating that such failure is a "Notice of Default" hereunder and requiring the same to be remedied, shall have been given to the Company, by registered mail, by the holders of at least 40% in aggregate principal amount of the Debentures at the time outstanding; or
           (d) default in the payment of principal or interest on any Senior Indebtedness, or on any other indebtedness for borrowed money in the aggregate principal amount $500,000 or more, in either case if such default shall continue for a period of 30 days; or

           (e) the entry of a decree or order for relief by a court having jurisdiction in the premises with respect to the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or the appointing of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Company or of all or substantially all of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 120 consecutive days; or

           (f) the institution by the Company of proceedings under Title 11 of the United States Code or to be adjudged insolvent, or the consent by it to the institution of bankruptcy or insolvency or other similar proceedings against it or the consent by it to the entry of an order for relief in an involuntary case or to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or of all or substantially all of its property, or the making by it of an arrangement for the benefit of creditors, or the admission by it in writing of the failure generally by it to pay its debts as they become due or the taking of corporate action by the Company in furtherance of any such action; then and in each and every such case, unless the principal of all of the Debentures shall have already become due and payable, the holders of not less than 25% in aggregate principal amount of the Debentures then outstanding hereunder, by notice in writing to the Company, may declare the principal of this Debenture and the interest accrued thereon to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything contained in this Debenture to the contrary notwithstanding. This provision, however, is subject to the condition that if, at any time after the principal of the Debentures shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall have paid all matured installments of interest upon all of the Debentures and the principal of any and all Debentures which shall have become due otherwise than by acceleration (with interest on overdue installments of interest to the extent that payment of such interest is enforceable under applicable law and on such principal at the rate borne by the Debentures, to the date of such payment or deposit), and any and all defaults under this Debenture other than the nonpayment of principal of and accrued interest on Debentures which shall have become due by acceleration, shall have been cured or shall have been waived in accordance with Section 6.04; then, and in every such case, the holders of at least 60% in aggregate principal amount of the Debentures then outstanding, by written notice to the Company, may rescind and annul such declaration and its consequences; but no such rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon.

      Section 6.02. Proceedings by Debentureholder. In case of an Event of Default hereunder, the holder of this Debenture shall be entitled to institute any actions or proceedings at law or in equity for the collection of all sums due and payable on this Debenture for principal or interest, or both, as the case may be, with interest upon the overdue principal, and (to the extent that payment of such interest is enforceable under applicable law) upon the overdue installments of interest at the rate borne by the Debentures, and such further reasonable amount as shall be sufficient to cover the costs and expenses of collection, including attorneys' fees, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company and collect in the manner provided by law out of the property of the Company wherever situated the moneys adjudged or decreed to be payable, it being understood and intended, and being expressly covenanted by the taker and holder of every Debenture with every other taker and holder that no one or more holders of Debentures shall have any right in any manner whatsoever by virtue of or by availing of any provision of the Debentures to affect, disturb or prejudice the rights of any other holder of such Debentures, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Debenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Debentures. Notwithstanding any other provisions in this Debenture, the right of any holder of any Debenture to receive payment of the principal of and interest on such Debenture, on or after the respective due dates expressed in such Debenture, and to convert such Debenture in accordance with the provisions hereof or to institute suit for the enforcement of any such payment on or after such respective dates or to compel conversion shall not be impaired or affected without the consent of such holder.

      Section 6.03. Remedies Cumulative and Continuing. Except as provided in Section 6.02, all powers and remedies given by this Article Six to the Debentureholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the holders of the Debentures, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Debenture, and no delay or omission of any holder of any of the Debentures to exercise any right or power accruing upon any default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 6.02, every power and remedy given by this Article Six or by law to the Debentureholders may be exercised from time to time, and as often as shall be deemed expedient, by any of the Debentureholders.

      Section 6.04. Waiver of Defaults by Debentureholders. The holders of 60% in aggregate principal amount of the Debentures at the time outstanding may on behalf of the holders of all of the Debentures waive any past default or Event of Default hereunder and its consequences except a default in the payment of interest on, or the principal of, the Debentures or a default in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the holder of each Debenture affected. Upon any such waiver the Company and the holders of the Debentures shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 6.04, said Event of Default shall for all purposes of the Debentures be deemed to have been cured and to be not continuing.

     Section 6.05. Undertaking to Pay Costs. Each holder of any Debenture by his acceptance thereof shall be deemed to have agreed that any court may in its discretion require, in any suit for the enforcement of any right or remedy under the Debentures, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 6.05 shall not apply to any suit instituted by any Debentureholder, or group of Debentureholders, holding in the aggregate more than 20% in principal amount of the Debentures outstanding, or to any suit instituted by any Debentureholder for the enforcement of the payment of the principal or interest on any Debenture against the Company on or after the due date expressed in such Debenture.

                        ARTICLE SEVEN.

               Concerning the Debentureholders.

      Section 7.01. Action by Debentureholders. Whenever in this Debenture it is provided that the holders of a specified percentage in aggregate principal amount of the Debentures may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action) the fact that at the time of taking any such action the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Debentureholders in person or by agent or proxy appointed in writing, or (b) by the record of the holders of Debentures voting in favor thereof at any meeting of Debentureholders duly called and held in accordance with the provisions of Article Eight, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Debentureholders.

      Section 7.02. Proof of Execution by Debentureholders. Subject to the provisions of Section 8.04, proof of the execution of any instrument by a Debentureholder or his agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Company or in such manner as shall be satisfactory to the Company. The ownership of Debentures shall be proved by the Debenture register. The record of any Debentureholders' meeting shall be proved in the manner provided in Section 8.05.

      Section 7.03. Who Are Deemed Absolute Owners. The Company deems the person in whose name such Debenture shall be registered upon the Debenture register to be, and may treat him as, the absolute owner of such Debenture (whether or not such Debenture shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Company) for the purpose of receiving payment of or on account of the principal and (subject to Section 2.02) interest on such Debenture and for all other purposes; and the Company shall not be affected by any notice to the contrary. All such payments so made to any holder for the time being or upon his order shall be valid and to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Debenture.

      Section 7.04. Company-Owned Debentures Disregarded. In determining whether the holders of the requisite aggregate principal amount of Debentures have concurred in any direction or consent under the Debentures, Debentures which are owned by the Company or any other obligor on the Debentures or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Debentures shall be disregarded and deemed not to be outstanding for the purpose of any such determination. Debentures so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section 7.04 if the pledgee shall establish to the satisfaction of the Company the pledgee's right to vote such Debentures and that the pledgee is not a person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. In the case of a dispute as to such right, any decision by the Company based upon the advice of counsel shall be full protection to the Company.

      Section 7.05. Revocation of Consents; Future Holders Bound. At any time prior to (but not after) the taking of any action by the holders of the percentage in aggregate principal amount of the Debentures specified herein in connection with such action, any holder of a Debenture which is shown by the evidence to be included in the Debentures the holders of which have consented to or are bound by consents to such action may, by filing written notice with the Company at its principal office and upon proof of holding as provided in Section 7.02, revoke such action so far as concerns such Debenture. Except as aforesaid, any such action taken by the holder of any Debenture shall be conclusive and binding upon such holder and upon all future holders and owners of such Debenture and of any Debenture issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon any such Debenture.

      Section 7.06. Waiver of Provisions of Debentures. Any and all provisions, covenants, conditions, or restrictions relating to the Debentures may be waived by the affirmative vote, at a meeting duly held in accordance with Article Eight hereof, or by written consent obtained by the Company, of the holders of 60% of the aggregate principal amount of the Debentures registered and outstanding as of the date of such meeting or the date on which such consent is requested in writing.

                        ARTICLE EIGHT.

                  Debentureholders' Meetings.

      Section 8.01. Purposes of Meetings. A meeting of Debentureholders may be called at any time and from time to time pursuant to the provisions of this Article Eight to give any notice to the Company, or to give any directions to the Company, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Debentureholders pursuant to any of the provisions of Article Six, and to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of the Debentures under any other provision of this Debenture or under applicable law.

      Section 8.02. Call of Meetings by the Company or Debentureholders. The Company, pursuant to a resolution of its Board of Directors, or the holders of at least 10% in aggregate principal amount of the Debentures then outstanding, shall be entitled to call a meeting of Debentureholders, by the giving of notice thereof in writing, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, which shall be mailed to holders of Debentures at their addresses as they shall appear on the Debenture register. Such notice shall be mailed not less than 20 nor more than 90 days prior to the date fixed for the meeting.

      Section 8.03. Qualifications for Voting. To be entitled to vote at any meeting of Debentureholders a person shall (i) be a holder of one or more Debentures, or (ii) be a person appointed by an instrument in writing as proxy by a holder of one or more Debentures. The only persons who shall be entitled to be present or to speak at any meeting of Debentureholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Company and its counsel.

      Section 8.04. Regulations. Notwithstanding any other provisions of this Debenture, the Company may make such reasonable regulations as it may deem advisable for any meeting of Debentureholders, in regard to proof of the holding of Debentures and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

      The Company or the Debentureholders calling the meeting, as the case may be, shall appoint a temporary chairman for the meeting. A permanent chairman and a secretary of the meeting shall be elected by majority vote of the meeting.

      At any meeting each Debentureholder or proxy shall be entitled to one vote for each $1,000 principal amount of Debentures held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Debenture challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Debentures held by him or instruments in writing as aforesaid duly designating him as the person to vote on behalf of other Debentureholders. Any meeting of Debentureholders duly called pursuant to the provisions of
 Section 8.02 may be adjourned from time to time by a majority vote of the meeting, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

      Section 8.05. Voting. The vote upon any resolution submitted to any meeting of Debentureholders shall be by written ballots on which shall be subscribed the signatures of the holders of Debentures or of their representatives by proxy and the principal amount of the Debentures voted. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Debentureholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 8.02.

      The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company to be preserved by the Company. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

      Section 8.06. No Delay of Rights by Meeting. Nothing in this Article Eight contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Debentureholders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Debentureholders under any of the provisions of the Debentures.

                         ARTICLE NINE.

      Consolidation, Merger, Sale, Conveyance and Lease.

      Section 9.01. Company May Consolidate, etc., on Certain Terms. Nothing contained in any of the Debentures shall prevent (i) any consolidation or merger of the Company with or into any other corporation or corporations (whether or not affiliated with the Company), or successive consolidations or mergers in which the Company or its successor or successors shall be a party or parties, provided that the corporation or successive acquiring corporations shall have a class of equity securities registered under Section 12(g) of the Securities Exchange Act of 1934, as amended, and that the Debentures shall thereafter be convertible into such class of equity securities, or (ii) any sale, or conveyance of assets not exceeding 10% of the consolidated net tangible assets of the Company, the assumption of otherwise prohibited liens or sale and leaseback of assets owned by the Company as of the date of this Debenture, or, provided that the aggregate amount of the otherwise prohibited liens and the present value of the sale and leaseback transactions does not exceed 25% of the consolidated net tangible assets of the Company, to any other corporation (whether or not affiliated with the Company) authorized to acquire and operate the same; provided, however, that in the event of a sale or conveyance of assets the Company hereby covenants and agrees that upon any such sale or conveyance, and upon any such merger or consolidation in which the Company is not the surviving corporation, the due and punctual payment of the principal and interest on all of the Debentures, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of the Debentures to be performed by the Company, shall be expressly assumed by the corporation (if other than the Company) formed by such consolidation, or into which the Company shall have been merged, or by the corporation which shall have acquired such property, and immediately after such consolidation, merger, or acquisition, the Company, its Subsidiaries, or such successor corporation, as the case may be, shall not be or become in violation of any of the terms, covenants or conditions of the Debentures. In case of any such consolidation, merger, sale, or conveyance, changes in phraseology and form (but not in substance) may be made in the Debentures thereafter to be issued as may be appropriate.

                         ARTICLE TEN.

 Immunity of Incorporators, Shareholders, Officers and Directors.

      Section 10.01. Debentures Solely Corporate Obligations. No recourse for the payment of the principal of or interest on any Debenture, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in any Debenture, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the issue of the Debentures.

 ARTICLE ELEVEN.

 Conversion of Debentures.

      Section 11.01. Conversion Privilege. Subject to and upon compliance with the provisions of this Article Eleven, at the option of the holder thereof, any Debenture or any portion of the principal amount thereof which is $1,000 or an integral multiple of $1,000 may, at any time on or prior to the close of business on the 15th day preceding the maturity date, or in case such Debenture or portion thereof shall have been called for redemption prior to such date, then in respect of such Debenture or portion thereof until and including, but (unless the Company shall default in payment due upon the redemption thereof) not after, the close of business on the 15th day prior to such Redemption Date, be converted into duly authorized, validly issued, fully paid and non-assessable shares of Common Stock of the Company. The number of shares of Common Stock issuable upon conversion shall be equal to the principal amount of such Debenture, or such portion thereof, divided by the Conversion Price (determined as hereinafter provided) in effect at the time of conversion and rounded to the nearest one-hundredth of a share. The price at which shares of Common Stock shall be delivered upon conversion (herein called the "Conversion Price") shall be $2.50 per share of Common Stock. After March 1, 2000, the Debentures are convertible at 75% of the current market or $2.50, whichever is lower. The Company may at any time reduce the Conversion Price by any amount.

      Section 11.02. Manner of Exercise of Conversion Privilege. In order to exercise the conversion privilege, the holder of any Debenture to be converted shall surrender such Debenture during regular business hours to the executive office of the Company in accordance with Section 4.02, accompanied by written notice to the Company at said office that the holder elects to convert such Debenture or, if less than the entire principal amount of the Debenture is to be converted, the portion thereof to be converted. Such notice shall also state the name or names (with address and tax identification number) in which the certificate or certificates for shares of Common Stock issuable upon such conversion shall be issued. Debentures surrendered for conversion shall be accompanied by proper assignments thereof to the Company or in blank for transfer. As promptly as practicable after the receipt of such notice and the surrender of such Debenture as aforesaid, but subject to Section 11.03, the Company shall deliver or cause to be delivered at said office or agency to such holder, or on his written order, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such Debenture (or specified portion thereof) and provision shall be made in respect of any fractional interest as provided in Section 11.03. Such conversion shall be deemed to have been effected immediately prior to the close of business on the date on which such notice shall have been received by the Company and such Debenture shall have been surrendered as aforesaid, and at such time the rights of the holder of such Debenture as such holder shall cease and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

      Subject to the requirement for a payment provided in Section 2.02 in the event of conversion after the close of business on the record date preceding an interest payment date, no payment or adjustment shall be made upon any conversion on account of any interest accrued on the Debentures delivered for conversion or on account of any dividends on the shares of Common Stock issued upon such conversion.

      In case any Debenture is converted in part only, upon such conversion the Company shall execute, register and deliver to the holder thereof, at the expense of the Company, a new Debenture or Debentures of authorized denominations in principal amount equal to the unconverted portion of such Debenture.

      Section 11.03. Cash Adjustment Upon Conversion. No fractional shares of Common Stock shall be issued upon conversions of Debentures. If more than one Debenture shall be surrendered for conversion at one time by the same holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Debentures (or specified portions thereof to the extent permitted hereby) so surrendered. Instead of any fractional share of Common Stock which would otherwise be issuable upon conversion of any Debenture or Debentures or specified portions thereof, the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the closing bid price of the Common Stock as reported by Nasdaq, or the last sale price if the Common Stock is then traded on a national securities exchange, at the close of business on the business day which next precedes the day of conversion.

      Section 11.04. Adjustment of Conversion Price. The Conversion Price in effect at any time shall be subject to adjustment as follows:

           (a) In case the Company shall (i) declare a dividend on its Common Stock in shares of its capital stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation) any shares of its capital stock, the Conversion Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the holder of any Debenture surrendered for conversion after such time shall be entitled to receive the kind and number of shares which he would have owned or have been entitled to receive had such Debenture been converted immediately prior to such time. Such adjustment shall be made successively whenever any event listed above shall occur.

           (b) In case the Company shall distribute to all holders of its Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) evidences of its indebtedness or assets (excluding dividends or other distributions paid out of earned surplus) or subscription rights or warrants, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction of which the numerator shall be the current Conversion Price on the date fixed for such determination less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive) of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock and the denominator shall be such current Conversion Price, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution.

           (c) For the purpose of any computation under subsection (b) immediately, the current Conversion Price on any date shall be deemed to be the Conversion Price as in effect immediately prior to the transaction giving rise to such computation, after taking into account all previous adjustments of the Conversion Price in accordance with the provisions of this Article Eleven.

           (d) All calculations under this Article Eleven shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

           (e) In case of any consolidation or merger of the Company with or into any other corporation (other than a consolidation or merger in which the Company is the continuing corporation), or in case of any sale or transfer of all or substantially all the assets of the Company, the holder of each Debenture shall after such consolidation, merger, sale or transfer have the right to convert such Debenture into the kind and number of shares of stock and other securities and property which such holder would have been entitled to receive upon such consolidation, merger, sale or transfer if he had held the Common Stock issuable upon the conversion of such Debenture immediately prior to such consolidation, merger, sale or transfer.

           (f) In the event that at any time, as a result of an adjustment made pursuant to subsection (a) above, the holder of any Debenture thereafter surrendered for conversion shall become entitled to receive any securities other than shares of Common Stock, thereafter the amount of such other securities so receivable upon conversion of any Debenture shall be subject to adjustment from time to time in a manner and on terms as
 nearly equivalent as   practicable to the provisions with respect to the
 Common Stock contained in subsection (a) through (e), inclusive, above, and the provisions of this Article Eleven with respect to the Common Stock shall apply on like terms to any such other securities.

           (g) No adjustment in the Conversion Price shall be required unless such adjustment would require a change of at least 1% in such price; provided, however, that any adjustments which by reason of this subsection (g) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

      Section 11.05. Company to Give Notice of Adjustment. Whenever the Conversion Price is adjusted as herein provided:

           (a) the Company shall obtain a certificate of a firm of independent public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed at the office or agency maintained for the purpose of conversion of Debentures pursuant to Section 4.02, and

           (b) a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall forthwith be required, and as soon as practicable after it is required, such notice shall be mailed by the Company to the holders of the Debentures at their last address as they shall appear upon the Debenture register provided for in Section 5.01, provided, however, that if within ten days after the mailing of such a notice, an additional notice is required, such additional notice shall be deemed to be required pursuant to this clause
 (b) as of the opening of business on the tenth day after such mailing and shall set forth the Conversion Price as adjusted at such opening of business, and upon the mailing of such additional notice no other notice need be given of any adjustment in the Conversion Price occurring at or prior to such opening of business and after the time that the next preceding notice given by mailing became required.

      Section 11.06.  Company to Give Notice of Certain Events.   In case:

           (a) the Company shall authorize the distribution to all holders of its Common Stock of evidence of its indebtedness or assets (other than dividends or other distributions paid out of earned surplus); or

           (b) the Company shall authorize the granting to the holders of its Common Stock of rights to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

           (c) of any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding shares of Common Stock), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all the assets of the Company; or

           (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; then the Company shall cause to be filed at the office or agency maintained for the purpose of conversion of Debentures pursuant to Section 4.02, and shall cause to be mailed, first class postage prepaid, to the holders of Debentures at their last addresses as they shall appear upon the Debenture register provided for in
 Section 5.01, at least 20 days (or 10 days in any case specified in clause
 (a) or (b) above) prior to the applicable record date hereinafter specified, a notice stating (i) the date on which a record is to be taken for the purpose of such distribution or rights, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such distribution or rights are to be determined, or (ii) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

      Section 11.07. Reservation of Common Stock. The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of Debentures, the full number of shares of Common Stock then issuable upon the conversion of all Outstanding Debentures. For the purpose of this Section 11.07, the full number of shares of Common Stock issuable upon the conversion of all Outstanding Debentures shall be computed as if at the time of computation of such number of shares of Common Stock all Outstanding Debentures were held by a single holder. The Company covenants and agrees that, if any shares of Common Stock required to be reserved for issuance upon conversion of Debentures hereunder require registration with or approval of any governmental authority under any Federal or State law, before such shares may be issued upon such conversions, the Company will in good faith and as expeditiously as possible endeavor to cause such shares to be so registered or approved.

      Section 11.08. Taxes on Conversions. The Company will pay any and all documentary or transfer taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Debentures pursuant hereto. The Company shall not, however, be required to pay any such tax which may be payable in respect of any transfer involved in the issue or transfer and delivery of shares of Common Stock in a name other than that of the holder of the Debenture or Debentures to be converted, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of any such tax or has established to the satisfaction of the Company that such tax has been paid.

      Section 11.09. Absence of Preemptive Rights. The Company covenants that all authorized but unissued shares of Common Stock which may at any time be reserved pursuant to Section 11.07 for issuance upon conversions of Debentures will be free from preemptive rights and duly and validly authorized for issuance upon such conversions; and that all shares of Common Stock which may at any time be issued upon conversions of Debentures in accordance with the terms of this Debenture will upon such issuance be free from preemptive rights, duly and validly authorized and issued, fully paid and non-assessable.

      Section 11.10. Debentures Converted. All Debentures delivered for conversion shall be delivered to the Company to be canceled by or at the direction of the Company, who shall dispose of the same as provided in
 Section 2.05.

      Section 11.11. Effect of Consolidation, Merger or Sale. In case of any consolidation or merger of the Company with or into any other corporation (other than a consolidation or merger in which the Company is the continuing corporation), or in case of any sale or transfer of all or substantially all the assets of the Company, the corporation formed by such consolidation or the corporation into which the Company shall have been merged or the corporation which shall have acquired such assets, as the case may be, shall execute and deliver to each Debentureholder a written undertaking providing that the holder of each Debenture then outstanding shall have the right thereafter to convert such Debenture as provided in Paragraph (f) of Section 11.04, and that such corporation shall assume all of the other rights and obligations of the Debenture. The provisions of this Section 11.11 shall similarly apply to successive consolidations, mergers, sales or transfers.

                        ARTICLE TWELVE.

                 Subordination of Debentures.

      Section 12.01. Agreement to Subordinate. The Company covenants and agrees, and each holder of Debentures, by his acceptance thereof, likewise covenants and agrees, that the indebtedness evidenced by the Debentures and the payment of the principal thereof and interest thereon shall be subordinate and subject in right of payment, to the extent and in the manner hereinafter set forth, to the prior payment in full of all Senior Indebtedness.

      Section 12.02. No Payment on Debentures in Event of Default on Senior Indebtedness. The Company shall not make any payment on account of the principal of or interest on the Debentures if, at the time thereof or immediately after giving effect thereto, there exists (and has not been waived) any default in the payment of principal of or interest on any Senior Indebtedness or any event of default with respect to any Senior Indebtedness as defined therein (after giving effect to any grace period provided for therein) or in any agreement pursuant to which any Senior Indebtedness is issued and the default is the subject of a judicial proceeding or the Company receives notice of the default as provided in this Debenture or from any holder of Senior Indebtedness or any trustee therefor; provided, however, that, in the event the Debentures have been declared due and payable pursuant to Section 6.01, the provisions of the next succeeding paragraph of this Section 12.02 shall be applicable.

      In the event that any Event of Default as defined in Section 6.01 shall occur (under such circumstances that the provisions of Section 12.03 are not applicable) and as a result the Debentures then Outstanding are declared due and payable pursuant to Section 6.01, and such declaration shall not have been rescinded or annulled, the Company shall not make any payment on account of the principal of or interest on any Debentures, unless at least 90 days shall have elapsed after said declaration and unless all principal of and interest on Senior Indebtedness due at the time of such payment (whether by acceleration of the maturity thereof or otherwise) shall first be paid in full.

      Section 12.03. Distribution on Dissolution, Liquidation and Reorganization. In the event of any payment or distribution of assets or securities of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding up or total or partial liquidation or reorganization of the Company, whether voluntary or involuntary and whether in bankruptcy, insolvency or receivership proceedings, or upon an assignment for the benefit of creditors or any other marshaling of the assets and liabilities of the Company, or upon other proceedings:

           (a) all principal, and interest due on all Senior Indebtedness shall first be paid in full, or due provision made for such payment, in accordance with the terms of such Senior Indebtedness, before any payment is made on account of the principal of or interest on the indebtedness evidenced by the Debentures, or before the holders of the Debentures shall be entitled to retain any assets so paid or distributed in respect thereof; and

           (b) any payment or distribution of assets or securities of the Company of any kind or character, whether in cash, property or securities (other than securities of the Company as reorganized or readjusted or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, which are in any such case subordinated to Senior Indebtedness to the same extent as the Debentures), to which the holders of the Debentures would be entitled except for the provisions of this Section 12.03, shall be paid or delivered by the Company or any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution directly to the holders of Senior Indebtedness (pro rata to each such holder on the basis of the respective amount of Senior Indebtedness held by such holder) or their representative or representatives or the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in accordance with the terms of such Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness, before any payment or distribution is made to the holders of the Debentures.

      The Company shall give prompt written notice to the Debentureholders of any dissolution, winding up, liquidation or reorganization of the Company within the meaning of Section 12.03.

      Section 12.04. Payment to Holders of Senior Indebtedness. Subject to the provisions of Section 12.06, in the event that, notwithstanding the provisions of Section 12.02 or Section 12.03, any payment or distribution of assets or securities of the Company of any kind or character, whether in cash, property or securities shall be received by the holders of the Debentures (i) from the Company in violation of such provisions, or (ii) from any other person under such circumstances that such payment would, if made directly by the Company, be in violation of such provisions, such payment or distribution shall immediately be paid over by such holders to the holders of Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture under which any instrument evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts then due on account of the principal of and interest on such Senior Indebtedness (after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness), to the extent necessary to pay in full all such amounts then due.

      Upon any payment or distribution of assets or securities of the Company referred to in Sections 12.02 and 12.03, the holders of the Debentures shall be entitled to rely upon any order or decree of a court of competent jurisdiction, or upon any certificate of any liquidating trustee or agent or other person making any payment or distribution to the holders of the Debentures, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness, the amount thereof or payment thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Twelve.

      Section 12.05. Subrogation. Subject to the payment in full of all amounts then due (whether by acceleration of the maturity thereof or otherwise) on account of the principal of and interest on all Senior Indebtedness at the time outstanding, the holders of the Debentures shall be subrogated to the rights of each holder of Senior Indebtedness (to the extent of the payments or distributions made to such holder pursuant to the provisions of Sections 12.02, 12.03, and 12.04) to receive payments or distributions of assets or securities of the Company applicable to the Senior Indebtedness until the Debentures shall be paid in full, and each holder of Senior Indebtedness by the act of accepting such payments or distributions pursuant to the provisions of Sections 12.02, 12.03 and
 12.04 shall be deemed to have agreed to the subrogation aforesaid. No payments or distributions of assets or securities of the Company applicable to Senior Indebtedness which the holders of the Debentures receive by reason of their being subrogated to the rights of the holders of such Senior Indebtedness pursuant to the provisions of Sections 12.02,
 12.03 and 12.04 shall, as between the Company, its creditors other than the holders of Senior Indebtedness, and the holders of the Debentures, be deemed to be a payment by the Company on account of the Debentures, it being understood that the provisions of this Article Twelve are intended solely for the purpose of defining the relative rights of the holders of the Debentures, on the one hand, and the holders of the Senior Indebtedness on the other hand, and nothing contained in this Article Twelve or elsewhere in the Debentures, is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness, and the holders of the Debentures, the obligation of the Company, which is absolute and unconditional, to pay to the holders of the Debentures the principal of and interest on the Debentures, as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holders of the Debentures and creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the holder of any Debentures from exercising all remedies otherwise permitted by applicable law upon default under this Debenture, subject to the rights, if any, under this Article Twelve of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

      Section 12.06. Payments on Debentures Permitted. Nothing contained in this Article Twelve or elsewhere in any of the Debentures, shall prevent the Company from making payment of the principal of or interest on the Debentures at any time, except under the conditions described in
 Section 12.02 and except during the pendency of any dissolution, winding up, liquidation or reorganization of the Company within the meaning of
 Section 12.03. Nothing contained in this Article Twelve or elsewhere in any of the Debentures, shall prevent the application by the Company of any moneys held hereunder for the purpose of payment of or on account of the principal of or interest on the Debentures, unless, prior to the business day next preceding the date upon which such principal shall have become payable, or, in the case of any payment on account of interest unless, prior to two business days before the date upon which such interest shall have become payable, the Company shall have received written notice, directed to it at its principal office, from any holder of Senior Indebtedness or any trustee therefor of the existence of any of the conditions described in Section 12.02 or of any dissolution, winding up, liquidation or reorganization of the Company within the meaning of Section 12.03.

      Section 12.07. Authorization of Holders to Company to Effect Subordination. Each holder of Debentures by his acceptance thereof authorizes and directs the Company in his behalf to take such action as may be necessary or appropriate to effectuate, as between the holders of the Debentures and the holders of Senior Indebtedness, the subordination provided in this Article Twelve and appoints the Company his attorney-in-fact for any and all such purposes.


                       ARTICLE THIRTEEN.

                     Registration Rights.

      Section 13.01.  Incidental Registration.

           (a) If, at any time prior to the maturity of the Debentures, the Company shall determine to register under the Securities Act any shares of its Common Stock to be offered for cash by it or others, pursuant to a registration statement on Form S-1 (or its equivalent if such form is not in effect or on an alternative form if such alternative form is then authorized for the sale to the general public of the Company's securities), the Company will (i) promptly give written notice of its intention to file such registration statement to the holders of the Debentures and each holder of Common Stock, if any, which has been issued upon conversion of any of the Debentures (collectively, the "Holders"), and (ii) subject to the provisions of subsections (b) and (c), below, include among the shares covered by the registration statement such portion of the shares of Common Stock issued or issuable upon the conversion of any of the Debentures (the "Shares") as shall be specified in a written request given to the Company by the Holders within 30 days after the date on which the Company gave such written notice.

           (b) Upon receipt of any written request described in Section 13.01(a) above, but subject to the provisions hereof and of Section 13.01(c) below, the Company shall:

                (i) use its best efforts within reason to effect the registration, qualification or compliance under the Securities Act and under other applicable federal law and any applicable securities or "blue sky" laws of jurisdictions within the United States of the Shares specified in the request (the Holders and any other holders of the Company's Common Stock who are entitled hereunder or otherwise to request registration of any shares of the Company's Common Stock are in this
 Section 13.01 individually called a "Selling Shareholder" and collectively, the "Selling Shareholders"); provided, however, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not so qualified or to take any action that would subject it to tax or the service of process (other than process in connection with such registration) in any jurisdiction where it is not subject thereto, nor shall the Company be required to include the Shares among the securities covered by the registration statement if (A) less than 50% of the Holders have joined in such request and the requests of the Holders cover shares of the Company's Common Stock issued or issuable upon conversion of the Debentures having an aggregate value of less than $1,000,000, based upon the average closing bid price of the Company's Common Stock as reported on Nasdaq, or the closing sale price of the Common Stock on any national stock exchange on which it may then be traded, for the ten consecutive days immediately preceding the date on which the notice specified by Section 13(a)(i) above is given; or (B) the Board of Directors of the Company determines in good faith that including shares of Common Stock held by any Selling Shareholder among the securities covered by the registration statement would have a materially detrimental effect on the proposed offering and would therefore not be in the best interests of the Company;

                (ii) furnish each Selling Shareholder such number of copies of the prospectus contained in the registration statement filed under the Securities Act (including each preliminary prospectus) in conformity with the requirements of the Securities Act, and such other documents as the Selling Shareholders may reasonably request in order to facilitate the disposition of the Common Stock held by them which is covered by the registration statement; and

                (iii) notify each Selling Shareholder, at any time when a prospectus relating to such Common Stock is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus in the registration statement, as then in effect, includes an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and at the request of the Selling Shareholders prepare and furnish to them any reasonable number of copies of any supplement to or amendment of such prospectus as may be necessary so that, as thereafter delivered, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

           (c) The Company alone shall determine and control all decisions concerning any registration of the Company's securities which might give rise to the registration rights granted hereunder, including any registration in which Shares of any Selling Shareholder are to be included. The Corporation's exclusive right to make decisions shall include, without limitation, the decision as to whether to use underwriters, the selection of underwriters and arrangements therewith, the size, timing and other terms of any offering, the provisions of the registration statements and prospectuses and all supplements and amendments thereto, the selection of accountants and attorneys for the Company, and the states in which the sale of shares shall occur and be registered or qualified for sale.

      If the offering registered by the Company is to be underwritten, each Selling Shareholder shall sell all shares of Common Stock included in the registration statement to or through the underwriter or underwriters selected by the Company on the same terms and conditions provided in any underwriting agreement entered into therewith by the Company, and shall complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements. Notwithstanding anything to the contrary hereunder, if the underwriter or underwriters selected by the Company reasonably determine that all or any portion of the shares of Common Stock held by the Selling Shareholders should not be included in the registration statement, the determination of the underwriter or underwriters shall be conclusive; provided, however, that if such underwriter or underwriters determine that some but not all of the shares of Common Stock of the Selling Shareholders shall be included in the registration statement, the number of shares owned by each Selling Shareholder to be included in the registration statement will be proportionately reduced in accordance with their respective aggregate holdings of Common Stock. In no event shall the Company be required to reduce or limit the number of newly to be issued shares of its Common Stock to be covered by any registration statement for the purpose of permitting the Shares of any Selling Shareholder to be included in the registration.

           (d) The Company shall not be obligated to give notice of or include Shares held by any subscriber hereunder in more than two registration statements to be filed by the Company, exclusive of (i) any registration statement as to which a request for inclusion has been rejected in full under subsection 13.01(b) or as to Shares requested to be registered under subsection 13.01(c) hereof, (ii) registration statements filed on Form S-3 if such Form is then available to the Company for the registration of Common Stock to be offered to the public for cash, and
 (iii) a registration effected as provided in Section 13.02 below.

          (e) Upon conversion by a Debenture holder of the aggregate principal amount of the Debentures, the Company will undertake to file a registration statement on Form S-3, if such form is then available to the Company within six (6) months of conversion of such amount of debentures, for the registration of Common Stock to be offered to the public for cash.

           Section 13.02.  Indemnification.

           (a) In connection with any registration in which a Selling Shareholder is participating, each such Selling Shareholder shall furnish to the Company such information in writing regarding the Selling Shareholder as the Company reasonably requests for inclusion in the registration statement, prospectus, offering circular and other documents filed in connection therewith, and shall state that such information is provided specifically for use in the registration statement, prospectus, offering circular or other documents. Each such Selling Shareholder shall also furnish to the Company an undertaking satisfactory to the Company and each underwriter of the offering, if any, agreeing to indemnify and hold harmless, to the extent permitted by law, the Company, and its directors and officers, and each such underwriter, and each person who controls the Company or each such underwriter (within the meaning of the Securities
 Act), against any actions, losses, claims, damages, liabilities, and expenses (including legal and other expenses reasonably incurred in the investigation and defense thereof) resulting from any untrue or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in any such documents or any supplement or amendment thereto, or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is made in reliance on and in conformity with the written information furnished to the Company by such Selling Shareholder specifically for use in such documents.

           (b) The Company shall indemnify and hold harmless, to the extent permitted by law, each Selling Shareholder against any actions, losses, claims, damages, liabilities and expenses (including legal fees and other expenses reasonably incurred in the investigation and defense thereof) resulting from any untrue or alleged untrue statement of a material fact or any omission or alleged omission of a material fact in any registration statement, prospectus, offering circular or other document filed in connection with any registration or qualification, unless and to the extent that any such actions, claims, losses, damages, liabilities or expenses arise out of the written information specifically provided by the Selling Shareholder for use in such registration statement, prospectus, offering circular or other document pursuant to subsection (a) of this Section 13.03.

      Section 13.03. Expenses of Registration. The Company shall bear all costs and expenses relating to or incurred by it in connection with any registration in which any Selling Shareholder participates pursuant hereto, including without limitation all registration and filing fees, printing expense, fees and disbursements of counsel and independent accountants for the Company and fees and expenses incident to compliance with state securities or "blue sky" laws, but specifically excluding any fees and disbursements of counsel, accountants or other professionals engaged by any Selling Shareholder. Each Selling Shareholder shall be responsible for and bear any underwriters' discounts and commissions properly allocable to shares of Common Stock included in a registration statement at the request of a Selling Shareholder hereunder.



                       ARTICLE FOURTEEN.

                   Miscellaneous Provisions.

      Section 14.01. Provisions Binding on Company's Successors. All the covenants, stipulations, promises and agreements in this Debenture contained by the Company shall bind its successors and assigns whether so expressed or not.

      Section 14.02. Debentures for Sole Benefit of Company and Debentureholders. Nothing in the Debentures, expressed or implied, shall give or be construed to give to any person, firm or corporation, other than the parties hereto and the holders of the Debentures, any legal or equitable right, remedy or claim under or in respect of this Debenture, or under any covenant, condition or provision herein contained; all such covenants, conditions and provisions being for the sole benefit of the parties hereto and the holders of the Debentures.

      Section 14.03. Addresses for Notices, Etc. Any notice or demand which by any provision of the Debentures is required or permitted to be given or served by the holders of Debentures on the Company may be given or served by being deposited postage prepaid by registered or certified mail in a post office letter box addressed (until notified of another address by the Company) to Metalclad Corporation, 2 Corporate Plaza, Suite 125, Newport Beach, California 92660, Attention: Secretary. Any notice, report or other instrument required by any of the provisions of the Debentures to be given by the Company to the Debentureholders shall be deemed to have been sufficiently given for all purposes if mailed by first class mail to the Debentureholder at the last address for such holder appearing in the Debenture register.

      Section 14.04. California Contract. This Debenture and each other Debenture executed and delivered by the Company shall be deemed to be a contract made under the laws of the State of California and for all purposes shall be construed in accordance with the laws of said State.

      Section 14.05. Legal Holidays. In any case where the date of maturity of interest on or principal of or interest on the Debentures or the date fixed for redemption of any Debenture will not be a business day, then payment of such interest on or principal of the Debentures need not be made on such date but may be made on the next succeeding business day with the same force and effect as if made on such date of maturity or the date fixed for redemption and no interest shall accrue for the period from and after such prior date.

       Section 14.06. No Security Interest Created. Nothing in the Debentures, expressed or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect, in any jurisdiction where property of the Company or its Subsidiaries is located.

       Section 14.07. Table of Contents, Headings, Etc. The table of contents and the titles and headings of the articles and sections of the Debentures have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

      IN WITNESS WHEREOF, Metalclad Corporation has caused this Debenture to be signed and acknowledged by its President, or a Vice President, and its corporate seal to be affixed hereunto, and the same to be attested by its Secretary or an Assistant Secretary, as of the day and year first written above.

                                    METALCLAD CORPORATION
                                    a Delaware corporation


                                    By:
                                        ----------------------------------
                                        Grant S. Kesler, President



 Attest:
        ----------------------------
        Bruce H. Haglund, Secretary